UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2023

FASTENAL COMPANY
(Exact name of registrant as specified in its charter)

Minnesota	0-16125	41-0948415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Theurer Boulevard, Winona, Minnesota	55987-1500
(Address of principal executive offices)	(Zip Code)

 (507) 454-5374
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	FAST	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act
(17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 22, 2023, Fastenal Company (the 'Company') held its annual meeting of shareholders (the 'Annual Meeting') in Winona, Minnesota. As of the record date for the Annual Meeting, there were 570,960,683 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. There were 516,336,217 shares of Common Stock represented in person or by proxy at the Annual Meeting; therefore, a quorum was present. The following is a brief summary of each matter voted upon at the Annual Meeting:
•Proposal #1 – Election of directors. The election of a board of directors consisting of ten members to serve until the next regular meeting of shareholders or until their successors have been elected and qualified. The voting results were as follows:

Names of Directors	Total Number of Votes For	Total Number of Votes Against	Total Number of Votes Abstaining
Scott A. Satterlee	458,186,400	12,297,189	911,402
Michael J. Ancius	451,049,932	19,331,146	1,013,913
Stephen L. Eastman	453,723,499	16,602,317	1,069,175
Daniel L. Florness	463,092,890	7,464,379	837,722
Rita J. Heise	432,436,160	38,059,061	899,770
Hsenghung Sam Hsu	462,694,403	7,678,045	1,022,543
Daniel L. Johnson	459,335,855	10,767,355	1,291,781
Nicholas J. Lundquist	459,905,715	10,336,894	1,152,382
Sarah N. Nielsen	467,577,748	2,924,590	892,653
Reyne K. Wisecup	458,862,858	11,528,439	1,003,694
There were 44,941,226 broker non-votes.
Based on the votes set forth above, all of the foregoing persons were elected to serve until the next regular meeting of shareholders or until their successors have been elected and qualified.
•Proposal #2 – Ratification of appointment of independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results were as follows:

For	Against	Abstain
493,843,098	21,638,023	855,096
Based on the votes set forth above, the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023 was ratified by our shareholders.
•Proposal #3 – An advisory vote on a non-binding resolution to approve the compensation of Fastenal’s named executive officers as disclosed in the proxy statement for the 2023 Annual Meeting. The voting results were as follows:

For	Against	Abstain
439,048,771	30,606,936	1,739,284
There were 44,941,226 broker non-votes.
Based on the votes set forth above, the resolution for the approval, on an advisory basis, of the compensation of our named executive officers was adopted by our shareholders.
•Proposal #4 - A non-binding advisory vote to determine the frequency of future advisory votes on the compensation of the Company's named executive officers. The voting results were as follows:

Every Year	Every Two Years	Every Three Years	Abstain
460,507,229	1,170,530	7,713,980	2,003,252
There were 44,941,226 broker non-votes.
Based on the votes set forth above, the choice of the shareholders with respect to the frequency with which shareholders of the Company should be entitled to have an advisory vote on the compensation of the Company's named executive officers was 'every year'. In accordance with the results of the vote, the board of directors determined to follow the shareholders' recommendation and the Company will conduct an annual advisory vote on executive compensation.

Item 9.01. Financial Statements and Exhibits.

INDEX TO EXHIBITS

Exhibit Number	Description of Document

104	The cover page from the Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fastenal Company
(Registrant)

April 26, 2023	By:	/s/ SHERYL A. LISOWSKI
(Date)		Sheryl A. Lisowski Executive Vice President - Chief Accounting Officer and Treasurer